Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS
On March 19, 2016, the Company and The Valspar Corporation (Valspar) entered into a definitive agreement under which the Company will acquire Valspar for $113 per share in an all cash transaction, or a value of approximately $9.500 billion and assumption of Valspar debt and other considerations. The transaction is subject to certain conditions and regulatory approvals. If in connection with obtaining the required regulatory approvals, the parties are required to divest assets of Valspar or the Company representing, in the aggregate, more than $650,000 in net sales, then the per share consideration will be $105 in cash. The Company is not required to consummate the acquisition if regulatory authorities require the divestiture of assets of Valspar or the Company representing, in the aggregate, more than $1.500 billion. Valspar's architectural coatings assets in Australia are excluded from the calculation of the $650,000 and/or $1.500 billion threshold if such assets are required to be divested. A divestiture below the $650,000 threshold is expected in order to obtain the necessary regulatory approvals. The Company expects to negotiate the divestiture and complete the Valspar transaction at $113 per share in early 2017.
During the year ended December 31, 2016, the Company incurred SG&A and interest expense of $58,409 and $72,844, respectively, related to the anticipated acquisition of Valspar. See Note 7. The acquisition-related expenses reduced basic and diluted net income per common share by $.89 and $.86, respectively, for the year ended December 31, 2016. The acquisition will expand Sherwin-Williams diversified array of brands and technologies, expand its global platform and add new capabilities in the packaging and coil segments.